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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, in his capacity as Chief Financial Officer of Western Digital Corporation (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:


        - the Annual Report of the Company on Form 10-K for the period ended June 28, 2002 (the "Report") fully complies with the requirements of
           Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

        - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 25, 2002



                                            /s/ D. Scott Mercer
                                            -----------------------------
                                            D. Scott Mercer
                                            Chief Financial Officer